UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41151	86-2962208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

321 North Clark Street, Suite 2440
Chicago, IL 60654
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 262-5642

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	XPDBU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	XPDB	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	XPDBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 27, 2023, in connection with the preparation of year-end financial results, management of Power & Digital Infrastructure Acquisition II Corp. (the “Company”) determined that that the Company’s quarterly reports on Form 10-Q for the periods ended June 30, 2022 and September 30, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2022 and November 9, 2022, respectively, and the Company’s quarterly unaudited financial statements and related footnotes as of and for the quarterly periods ended June 30, 2022 and September 30, 2022 provided therewith should no longer be relied upon and should be restated due to an overstatement of the Company’s legal expenses for such quarters by $87,187. This inadvertent error also caused an overstatement of the Company’s accounts payable for the periods ended June 30, 2022 and September 30, 2022 by the same amount of $87,187. The error did not impact the Company’s cash position, and it did not have any impact on cash held in its trust account.

The Company plans to reflect the appropriate changes as of and for the quarterly periods ended June 30, 2022 and September 30, 2022 in its upcoming Amended Quarterly Reports on Form 10-Q for the quarterly period ended June 30, 2022 and September 30, 2022, respectively, to be filed with the SEC.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2023

POWER & DIGITAL INFRASTRUCTURE
ACQUISITION II CORP.

By:	/s/ Patrick C. Eilers
Name:	Patrick C. Eilers
Title:	Chief Executive Officer

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